THE ALGER INSTITUTIONAL FUNDS

Alger Focus Equity Fund

(the “Fund”)

Supplement dated February 21, 2025 to the Fund’s

Prospectuses and Statement of Additional Information,

each dated March 1, 2024,

as amended and supplemented to date

The Board of Trustees of The Alger Institutional Funds has approved, subject to shareholder approval, a proposal to change the Fund from a diversified company to a non-diversified company and to eliminate the Fund’s related fundamental investment policy on diversification (the “Proposal”). A meeting of shareholders of the Fund is expected to be held on or about May 5, 2025 to vote on the Proposal.

Shareholders of record of the Fund as of March 6, 2025 are entitled to vote at the meeting and will receive a proxy statement, which contains important information about the Proposal.

Pending shareholder approval of the Proposal at the meeting, the Fund will be classified as a non-diversified company and will no longer be subject to the following fundamental investment policy, effective May 5, 2025:

The Fund is prohibited from “[p]urchasing the securities of any issuer, other than U.S. Government securities, if as a result more than five percent of the value of [the] Fund’s total assets would be invested in the securities of the issuer, except that up to 25% of the value of the Fund’s total assets may be invested without regard to this limitation.”

Please see the proxy statement, which will also be available on the Securities and Exchange Commission’s website (www.sec.gov), for additional information. The foregoing is not a solicitation of any proxy.

Shareholders should retain this supplement for future reference.

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